planned 2022 milestones – focus on regulatory milestones and commercialization

Beta-thalassemia

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DATE TO BE ANNOUNCED

FDA PDUFA date
AUGUST 19, 2022

Commercial launch
2022

Cerebral Adrenoleukodystrophy

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DATE TO BE ANNOUNCED

FDA PDUFA date
SEPTEMBER 16, 2022

Commercial launch
2022

Sickle Cell Disease

Complete manufacturing of commercial drug product validation lots
MID-2022

Confirm vector and drug product analytical comparability
Q4 2022

BLA submission
Q1 2023
Currently evaluating what impact, if any, partial clinical hold may have on BLA target submission date

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